UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

____________________

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (IRS Employer Identification Number)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices, including Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWT	New York Stock Exchange

Item 8.01 Other Events.

Filing of Shelf Registration Statement and Prospectus Supplements

On May 9, 2019, Redwood Trust, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement (File No. 333-231338) (the “Registration Statement”), which became immediately effective upon filing.

On May 9, 2019, the Company also filed with the SEC two prospectus supplements, each dated May 9, 2019, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to: (i) the Company’s Direct Stock Purchase and Dividend Reinvestment Plan (the “Plan”), which is designed to provide the Company’s existing stockholders and interested new investors with a method of purchasing shares of the Company’s common stock and investing all or a percentage of their cash dividends in additional shares of common stock; and (ii) the offer and sale of shares of the Company’s common stock from time to time to or through Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and JMP Securities LLC, as the Company’s sales agents (collectively, the “Agents”), pursuant to the distribution agreement, dated November 14, 2018, as amended, entered into by the Company and the Agents (the “Distribution Agreement”).

In connection with the filing of the prospectus supplements, the Company is filing as Exhibits 5.1 and 5.2 hereto opinions of its Maryland counsel, Venable LLP, regarding the legality of the validity of the securities being registered under each respective prospectus supplement. Additionally, in connection with the filing of the prospectus supplement related to the Plan, the Company is filing as Exhibit 8.1 hereto an opinion of its counsel, Latham & Watkins LLP, with respect to certain tax matters.

Amendment to Distribution Agreement

On May 9, 2019, the Company and the Agents entered into an amendment (“Amendment No. 1”) to the Distribution Agreement.

A copy of the Distribution Agreement is filed as Exhibit 1.1 to the Current Report on Form 8-K filed by the Company on November 15, 2018. A copy of Amendment No. 1 is filed as Exhibit 1.1 to this Current Report.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Amendment No. 1 to the Distribution Agreement by and among Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and JMP Securities LLC, dated May 9, 2019
5.1	Opinion of Venable LLP
5.2	Opinion of Venable LLP
8.1	Opinion of Latham & Watkins LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Venable LLP (included in Exhibit 5.2)
23.3	Consent of Latham & Watkins LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2019	REDWOOD TRUST, INC.

	By:	/s/ Andrew P. Stone
	Name:	Andrew P. Stone
	Title:	Executive Vice President, General Counsel, and Secretary